UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 FORM 8-K/A-2


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) August 8, 2000
                                                      --------------

                        INTERNET MULTI-MEDIA CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                       0-29292               97-0431096
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)

        2533 NORTH CARSON STREET, SUITE 3358, CARSON CITY, NEVADA 89706
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (702) 841-4779
                                                      --------------




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS:

     In keeping with the Form 8-K dated August 8, 2000 and filed with the U.S. Securities & Exchange Commission on August 9, 2000 and the subsequent Form
8-K filed, on September 29, 2000, the Company hereby files the Financial Statements and Notes to Financial Statements of Oasis Technology.srl ("Oasis") for the nine month period ended September 30, 2000.



         Auditor's Letter


GIANFRANCO COMAI
Dottore Commercialista
Revisore Contabile                     Verona  October 6, 2000
                                       Codice Fiscale CMO OFR 54P24 C3930
                                       Partila IVA 0198285 023 8
37137 VERONA - Via Mantovana, 90/F
Tel. 045.8621443 - Fax 045.956249
e-mail:  comai@sis.it


To the Board of Directors of Oasis Technology S.r.l. dba AmEurotech
S.r.l.

We have audit the accompanying balance sheet for the period ended 30 September 2000 and the related statements of operations and shareholders' equity. These financial statements are the responsibility of the Company's management. Our mandate and responsibility is to express an opinion on these financial statements based on our audit taking in consideration that the first Fiscal Year of the Company will close on December 31, 2000 as per By Laws of the Company.

We have conducted our audit in accordance with auditing standards generally accepted in Italy. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An Audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly the financial position of Oasis Technology S.r.l. dba AmEurotech S.r.l. as of 30 September 2000, and the results of their operations and their cash flow for the period ended September 30, 2000, in conformity with the accounting policies generally accepted in Italy.


Verona - Italy
October 6, 2000                        /s/Gianfranco Comai

                                       Dott. Gianfranco Comai
                                       Certified Public Accountant
                                       Revisore Contabile
                                       As per D. Lgs January 27, 1992 #88

                                       [SEAL]

Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


               OASIS TECHNOLOGY S.R.L. dba AMEUROTECH S.R.L.
         Nine Months operations - period ended September 30, 2000
                  Of the First Fiscal Year of the Company


SUMMARY

1.	Financial Information Nine Months Period ended  September, 30,
        2000
2.	History and Company Organization
3.	Notes to Financial Statements
4.	Auditor Opinion
5.	Management Discussion
6.	Business
7.	Market
8.	Signature


1.      Balance sheet Data Nine Months Period ended September, 30, 2000

                ASSETS
		CURRENT ASSETS

1		Receivables

	A	Trade accounts
                Due in less than one year              L.   522,446,351   E.   269,821.02    $   236,498.13
                Due after more than one year           L.             0   E.         0.00    $         0.00

	B	Due from others
                Due in less than one year              L.   875,988,170   E.   452,410.13    $   396,537.48
                Due after more than one year           L.     2,850,000   E.     1,471.90    $     1,290.12

                Total receivables                      L. 1,401,284,521   E.   723,703.06    $   634,325.73

2		Inventory

                Raw, ancillary and consumables
                  materials                            L. 2,893,896,474   E. 1,494,572.80    $ 1,309,993.06
                Work in progress and
                  semi-finished products               L.   842,125,000   E.   434,921.27    $   381,208.49
                Finished products and goods            L.   231,450,000   E.   119,533.95    $   104,771.51

                Total inventory                        L. 3,967,471,474   E. 2,049,028.01    $ 1,795,973.05


Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000



Contd..


3		Liquid assets

                Cash at the bank and post office       L.    36,426,816   E.    18,812.88    $    16,489.49
                cheques outstanding                    L.     4,400,000   E.     2,272.41    $     1,991.77
                cash and cash equivalents on hand      L.       127,047   E.        65.61    $        57.51

                Total liquid assets                    L.    40,953,863   E.    21,150.91    $    18,538.77

                TOTAL CURRENT ASSETS                   L. 5,409,709,858   E. 2,793,881.98    $ 2,448,837.55


                NON CURRENT ASSETS

1               Intangible assets
                Set-up and expansion cost              L.     8,048,650   E.     4,156.78    $     3,643.42
                Research, develipoment and
                  advertising costs                    L.    31,433,000   E.    16,233.79    $    14,228.92
                Patents and right to use
                  intellectual property                L.   345,358,116   E.   178,362.58    $   156,334.80
                Concessions, licenses, trademarks
                  and similar right                    L.     5,362,083   E.     2,769.28    $     2,427.28
                Goodwill                               L. 4,563,000,000   E. 2,356,592.83    $ 2,065,553.62

                Total Intangible assets                L. 4,953,201,849   E. 2,558,115.27    $ 2,242,188.03

2		Fixed Assets

                Land and buildings                     L.             0   E.         0.00    $         0.00
                Plant and machinery                    L.   729,934,031   E.   376,979.47    $   330,422.50
                Industrial and trade equipments        L.   119,270,112   E.    61,597.87    $    53,990.53
                Other goods                            L.   352,192,865   E.   181,892.43    $   159,428.72
                Fixed assets under construction
                  and payments on account              L.    19,495,281   E.    10,068.47    $     8,825.02

                Total Fixed assets                     L. 1,220,892,289   E.   630,538.25    $   552,666.77

                TOTAL NON-CURRENT ASSETS               L. 6,174,094,138   E. 3,188,653.51    $ 2,794,854.80

		PREPAYMENT AND ACCRUED INCOME

                Third Parties                          L.    22,300,000   E.    11,516.99    $    10,094.64
                Group Companies                                           E.         0.00    $         0.00

                TOTAL PREPAYMENT AND ACCRUED INCOME    L.    22,300,000   E.    11,516.99    $    10,094.64

                TOTAL ASSETS                           L.11,606,103,996   E. 5,994,052.48    $ 5,253,787.00

		LIABILITIES

		PAYABLES

1               Advances                               L.    22,528,715   E.    11,635.11    $    10,198.17
                Trade accounts                         L.   963,743,163   E.   497,731.81    $   436,261.93
                Due to group companies                 L.       212,000   E.       109.49    $        95.97


Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000



Contd..



                Taxes payable                          L.     8,232,855   E.     4,251.91    $     3,726.80
                Due to social security authorities     L.     8,219,047   E.     4,244.78    $     3,720.55
                Other Payables                         L.   307,259,668   E.   158,686.38    $   139,088.61

                TOTAL PAYABLES                         L. 1,310,195,448   E.   676,659.48    $   593,092.03

		STAFF LEAVING INDEMNITY

1               Staff Leaving Indemnity                L.   325,823,209   E.   168,273.64    $   147,491.85

                TOTAL STAFF LEAVING INDEMNITY          L.   325,823,209   E.   168,273.64    $   147,491.85

 		SHAREHOLDERS' EQUITY

1		Group

                Share Capital (Paid In Capital)        L. 6,970,572,000   E. 3,600,000.00    $ 3,155,400.00
                Reserve for capital payments           L.   507,617,652   E.   262,162.64    $   229,785.55
                Net profit (loss) for the period       L. 2,491,895,687   E. 1,286,956.72    $ 1,128,017.56

                TOTAL SHAREHOLDERS' EQUITY             L. 9,970,085,339   E. 5,149,119.36    $ 4,513,203.12

                TOTAL LIABILITIES                      L.11,606,103,996   E. 5,994,052.48    $ 5,253,787.00

		PROFIT AND LOSS

A	(+)	VALUE OF PRODUCTION

                Revenues from sales and services       L.   351,716,845   E.   181,646.59    $   159,213.24
                Other income and revenues              L.    11,856,976   E.     6,123.62    $     5,367.35

                Changes in inventory of work in
                  proceess, semi-finished
                  goods and finished goods             L. 1,073,575,000   E.   554,455.22    $   485,980.00

                TOTAL VALUE OF PRODUCTION              L. 1,437,148,821   E.   742,225.42    $   650,560.58

B	(-)	PRODUCTION COSTS

                Raw, ancillary and consummable
                  materials                           -L. 4,131,071,474  (E. 2,133,520.36)  ($ 1,870,030.60)
                Services                              -L.   373,570,017  (E.   192,932.81)  ($   169,105.61)
                Use of third party assets             -L.    69,351,338  (E.    35,816.98)  ($    31,393.58)
		Personnel
                     Wages and salaries               -L.    12,445,208  (E.     6,427.41)  ($     5,633.63)
                     Social contributions             -L.     3,992,482  (E.     2,061.94)  ($     1,807.29)

                Depreciation, amortization and
                  writedowns
                     Amortization of intangible
                       assets                         -L.  485,859,150   (E.   250,925.31)  ($   219,936.03)
                     Depreciation of fixed assets     -L.   14,413,992   (E.     7,444.21)  ($     6,524.85)


Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000



Contd..


                Changes in inventory of raw,
                  ancillary                            L. 2,893,896,474   E. 1,494,572.80    $ 1,309,993.06

                Other operating costs                 -L.     3,936,099  (E.     2,032.83)  ($     1,781.77)

                TOTAL PRODUCTION COSTS                -L. 2,200,743,286  (E. 1,136,589.05)  ($   996,220.31)

                DIFFERENCE BETWEEN (A-B)              -L.   763,594,465  (E.   394,363.63)  ($   345,659.72)

C	 	FINANCIAL INCOME AND CHARGES

        (-)     Interest and other financial charges  -L.     1,007,453  (E.       520.31)  ($       456.05)
        (+)     Other financial income from third
                  party                                L.         2,525   E.         1.30    $         1.14


                TOTAL FINANCIAL INCOME AND CHARGES    -L.     1,004,928  (E.       519.00)  ($       454.91)

D		EXTRAORDINARY INCOME

        (+)     Extraordinary Income                   L. 3,256,495,080   E. 1,681,839.35    $ 1,474,132.19

                TOTAL EXTRAORDINARY INCOME             L. 3,256,495,080   E. 1,681,839.35    $ 1,474,132.19

                PROFIT (LOSS) BEFORE TAXES             L. 2,491,895,687   E. 1,286,956.72    $ 1,128,017.56

E	(-)	INCOME TAXES FOR THE PERIOD

                Current                                L.             0   E.         0.00    $         0.00

                TOTAL INCOME TAXES                     L.             0   E.         0.00    $         0.00

                NET PROFIT (LOSS) FOR THE PERIOD       L. 2,491,895,687   E. 1,286,956.72    $ 1,128,017.56



2.	History and Company Organization

2.1.	History

Oasis Technology S.r.l. was registered by American Holding Corporation on December 28, 1999 with a Paid in Capital of 11,000.00 Euro and its registered address in Italy - Milan, Piazza Duomo 17 - and business address in Italy - Agrate Brianza (Milan). Oasis Technology S.r.l. is a Limited Liability Corporation. The Company became fully operative on January 4, 2000 when the VAT number was issued to the Company by the V.A.T. Fiancial Administration. According to the By Laws of the Corporation, Oasis Technology S.r.l. will close its first Fiscal Year on December 31, 2000. The Company started its business purchasing the Italian Stable Organization of the German Registered Company Oasis Europe GmbH the 13th of January 2000. The Assets and the activities purchased are referred to all the technology, employees, management, professional agreements, market and clients, inventory and any other asset belonging to Oasis Europe GmbH. The acquisition

Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


allowed Oasis Technology S.r.l. to have the technology already developed by Oasis Europe GmbH and therefore to focus on the closing the Development Stage within the second Quarter of the Year 2000. Once the Company has finished the development stage and the sales started, during the third quarter the total shares outstanding of the Company were purchased by Internet Multimedia Corporation, a Nevada Corporation listed at Nasdaq OTCBB under the symbol IIMC. Under the direction of Internet Multimedia Corporation, on September 29, 2000, Oasis Technology S.r.l. applied for the changing of the name into AmEurotech S.r.l., it has increased the Paid In Capital from 11,000.00 Euro to 3,600,000.00 Euro. Oasis Technology S.r.l. dba AmEurotech S.r.l also acquired the Total Assets of Bikappa S.r.l., a 20 years old steel and aluminum manufacturing Company registered in Verona (Italy),including all the activities, equipment, employees, clients and market. On September 29, 2000 Oasis Technology S.r.l. dba AmEurotech S.rl. moved its registered office and its business address in Italy - Viale Dell'Industria,1 - 37059 Zevio (Verona).

2.2	Company Organization

The Company started on January 2000 with only the CEO fully operative and on September 30, 2000 the company is composed of 24 people. The departments are: R&D department, technical, support and service department, manufacturing department, sale department, PR department, Board of Directors. The Company at the 30th of September 2000 is working under the direct control of a member of the Board of Director of Internet Multimedia Corporation. The Company is located in Zevio (Verona) and it has 3,500 square meter manufacturing facility and 400 square meters office facility. The Company is organized as pyramid. The sale force is directed by the Company management.


3.	Notes to Financial Statements

The Company's independent auditor has audited the accompanying financial statements related to the first nine months operation of the Company ended September 30, 2000. In the opinion of the management, such financial statements reflects all adjustments (which include only normal recurring adjustments) necessary for the fair presentation of the financial position, results of operations and cash flows of the Company for the interim period presented. The Financial Statements presented for the interim period ended September 30, 2000 is composed of Balance Sheet (Asset and Liabilities), Profit and Loss and the notes hereby attached. It has been written according to the Art.2423 and following of Civil Code (C.C.) and using the standard accounting methods. The policy adopted allows to present a clear, correct and truthful financial information of the Company.

Because the Company was registered on December 28, 1999 and it became fully operative upon receiving the V.A.T. number on January 4, 2000, the year 2000 is the first fiscal year, as per By Laws of the Company, which will end on December 31, 2000. Therefore previous years and/or period are not applied.

Because the Company is legally registered under the Italian Law, the Financial Information are presented according to the Italian law in the CEE format.

The Accounting Books of the Company are in Italian Lira. Due to the fixed change rate ITL/Euro and the needs of the sole shareholder, Internet Multimedia Corporation, the financial information are presented in ITL, Euro (1 Euro = 1936.27 ITL) and USD (1 Euro = 0.8765 USD as per official closing exchange rate on September 29, 2000)

Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


3.1	ASSETS

3.1.1.	CURRENT ASSETS

Receivables

The account receivables are, according to the Art.2426 Comma 1, Paragrafo 8) of the Civil Code (C.C.), calculated at the cashable value. Part of them were purchased from Bikappa S.r.l (L. 179,022,020= Euro 92,457.16 = $ 81,038.70). The average of the trade account receivables are cashable within 90 days



Trade accounts
Due in less than one year       L. 522.446.351   E. 269.821,02   $ 236.498,13



The "Receivables due from others" is composed of:

    1.  Less than one year

    * V.A.T Credit (The V.A.T. - Value Added Tax - is the 20% added on every and each good and service purchased). The V.A.T. Credit will be compensated starting from January 1, 2001 with the monthly Social Contribution - Art 17 D.Lgs. July 9, 1997 #241

               L. 823,570,522    E. 425,338.68     $  372,809.35

    *   Advances Taxes on Staff Indemnity

               L.  30,084,000    E.  15,537.09     $   13,618.26


    *   Escrow

               L.  20,532,967    E.  10,604.39     $    9,294.75

    *   Other

               L.   1,800,681    E.     929.97     $      815.12


    2.  More than one year

    *   Rental escrow

               L.   2,850,000    E.   1,471.90     $    1,290.12

Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


The condensed is

Due in less than one year       L. 875,988,170  E. 452,410.13   $ 396,537.48
Due after more than one year    L.   2,850,000  E.   1,471.90   $   1,290.12


Inventory

The Inventory has been calculated considering the purchase price and in case of several prices the lowest one. The goods purchased in USD they have been calculated at the exchange rate Euro/USD of the importing date (clearing customs). The semi-finished goods include together with the raw materials the working costs until the stage of manufacturing, the finished goods include the full production costs.


Raw, ancillary and consumables materials        L. 2,893,896,474    E. 1,494,572.80   $ 1,309,993.06
Work in progress and semi-finished products     L.   842,125,000    E.   434,921.27   $   381,208.49
Finished products and goods                     L.   231,450,000    E.   119,533.95   $   104,771.51

Total inventory                                 L. 3,967,471,474    E. 2,049,028.01   $ 1,795,973.05


Liquid Assets

The Liquid assets mean the cash available at the bank. At the 30th of September 2000, the Company has not received any finance from a third institutions. The cash on hand is the cash available at the office of the Company for the immediate needs.



Liquid assets


Cash at the bank and post office                L.  36,426,816   E.  18,812.88   $   16,489.49
cheques outstanding                             L.   4,400,000   E.   2,272.41   $    1,991.77
cash and cash equivalents on hand               L.     127,047   E.      65.61   $       57.51

Total liquid assets                             L.  40,953,863   E.   21,150.91  $   18,538.77




3.1.2.	NON-CURRENT ASSETS

Intangible assets:

The intangible assets are composed of:

    * Set-up and expansions costs: they represents the costs paid to register the Company
    * Research, development and advertising costs: they represents the costs paid to third companies to develop the products of the Company
    * Patents and right to use intellectual property: they represents the costs paid until September 30, 2000 to continue to develop the software and hardware which is Company property
    * Concessions, licenses, trademarks and similar rights: they represents the cost of a third party licensee software purchased as development tool.

Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


    *   Goodwill:

        - it represents the sum of the goodwill purchased from Oasis Europe GmbH at the net value of the depreciation

              L. 2,363,000,000    E. 1,220,387.65   $ 1,069,669.78


	In the acquisition the Goodwill it has been calculated summing all the development costs and the marketing costs and the advertisement costs paid by Oasis Europe GmbH

        And from Bikappa S.r.l.

              L. 2,200,000,000    E. 1,136,205.18   $   995,883.84

        The Goodwill from Bikappa S.r.l. was purchased at the 70% of the total yearly revenues on its traditional clients and their potentiality.



Intangible assets

Set-up and expansion cost           L.     8,048,650    E.     4,156.78    $     3,643.42
Research, development and
  advertising costs                 L.    31,433,000    E.    16,233.79    $    14,228.92
Patents and right to use
  intellectual property             L.   345,358,116    E.   178,362.58    $   156,334.80
Concessions, licenses, trademarks
  and similar right                 L.     5,362,083    E.     2,769.28    $     2,427.28
Goodwill                            L. 4,563,000,000    E. 2,356,592.83    $ 2,065,553.62

Total Intangible assets             L. 4,953,201,849    E. 2,558,115.27    $ 2,242,188.03



The amounts are reported at the net value after the depreciation.


Fixed Assets

The Company doesn't have any land or building owned. The warehouse at the period ended is under a six years rental contract expiring on 2005. The contract has been transferred from Bikappa S.r.l. The rent monthly paid is at a under-market value because Bikappa S.r.l. invested over $200,000.00, during year 1998, to renew the building. The plant, machinery, industrial and trade equipment, other goods and the fixed assets under construction are calculated at the purchase price less than depreciation and amortization according to the Italian Law. They are reported at the net value.


Fixed Assets


Land and buildings                  L.             0    E.         0.00    $         0.00
Plant and machinery                 L.   729,934,031    E.   376,979.47    $   330,422.50
Industrial and trade equipment      L.   119,270,112    E.    61,597.87    $    53,990.53
Other goods                         L.   352,192,865    E.   181,892.43    $   159,428.72
Fixed assets under construction
  and payments on account           L.    19,495,281    E.    10,068.47    $     8,825.02

Total Fixed assets                  L. 1,220,892,289    E.   630,538.25    $   552,666.77


Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


3.2	LIABILITIES

3.2.1	PAYABLES

The Payables are reported at the nominal value and they are as follows:

    *   Advances: they represents the advances from clients for future shipment
    * Trade Accounts: they are the account payable and they are due within the next five months
    *   Taxes payable: They are due to the Authority during the 4th Q 2000
    *   Due to Social Security Authorities: They are due during the 4th Q
        2000
    *   Other Payables: it is composed of two debts:
           - Per net salaries and wages to the employees transferred into the Company Books from Bikappa s.r.l

           L.  90,000,000      E.  46,481.12     $   40,740.70

           - Loan from the CEO & Managing Director at no interest charge for the Company.

           L. 217,000,000      E. 112,071.15     $   98,230.36


PAYABLES


Advances                             L.    22,528,715   E.    11,635.11   $    10,198.17
Trade accounts                       L.   963,743,163   E.   497,731.81   $   436,261.93
Due to group companies               L.       212,000   E.       109.49   $        95.97
Taxes payable                        L.     8,232,855   E.     4,251.91   $     3,726.80
Due to social security authorities   L.     8,219,047   E.     4,244.78   $     3,720.55
Other Payables                       L.   307,259,668   E.   158,686.38   $   139,088.61

TOTAL PAYABLES                       L. 1,310,195,448   E.   676,659.48   $   593,092.03



3.2.2.	STAFF LEAVING INDEMNITY

The Staff Leaving Indemnity is a liability purchased from Bikappa S.r.l. due to the transfer of all the employees into the Company. This value represents the net value of the Leaving Indemnity employees at September 30, 2000. According to the Italian Law and the Official employees contracts the value is equal to the funds which must be paid to the employees in case they quit the job.


Staff Leaving Indemnity      L. 325,823,209  E. 168,273.64   $  147,491.85


3.2.3.	SHAREHOLDERS' EQUITY

The shareholders's equity is reported as:

Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


    * Share Capital (Paid In Capital)= it represents the fully paid Paid in Capital and it is fully registered
    * Reserve for capital payments: it represents further deposit made by the shareholder to increase the paid in capital
    *   Net Profit: it represents the profit after taxes at September 30,
        2000


Group

Share Capital (Paid In Capital)    L. 6,970,572,000    E. 3,600,000.00    $ 3,155,400.00
Reserve for capital payments       L.   507,617,652    E.   262,162.64    $   229,785.55
Net profit (loss) for the period   L. 2,491,895,687    E. 1,286,956.72    $ 1,128,017.56

TOTAL SHAREHOLDERS' EQUITY         L. 9,970,085,339    E. 5,149,119.36    $ 4,513,203.12



The sole shareholder (100% ownership) of Oasis Technology s.rl. dba AmEurotech S.r.l. is Internet Multimedia Corporation, a Nevada
Corporation listed on Nasdaq OCTBB under the symbol IIMC

The share Capital (Paid In Capital) and the Reserve for Capital
Payments are calculated at the exchange rate Euro/USD of the day of the deposit made by American Holding Corporation before the selling of the stocks to Internet Multimedia Corporation. The deposits were made in USD at an average exchange rate of 1 Euro=1.01 USD.

3.3	PROFIT AND LOSS

REVENUES AND INCOME

All the revenues and income are at the net of V.A.T. (20%)

The revenues from sales represent the total value of the sales made during the nine months period ended on September 30, 2000. The revenues from sales are reported, as per Italian Law, upon transferring the ownership of the good which is normally considered with the shipping.


VALUE OF PRODUCTION

Revenues from sales and services    L.   351,716,845    E.   181,646.59   $    159,213.24
Other income and revenues           L.    11,856,976    E.     6,123.62   $      5,367.35

Changes in inventory of work in
  process, semi-finished
  goods and finished goods          L. 1,073,575,000    E.   554,455.22   $    485,980.00


TOTAL VALUE OF PRODUCTION           L. 1,437,148,821    E.   742,225.42   $    650,560.58



The acquisition of the Assets of Bikappa S.r.l. has reported an extraodinary income (Profit and Loss under D).

Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


Extraordinary Income    L. 3,256,495,080   E. 1,681,839.35    $ 1,474,132.19


COSTS

All the costs are at the net of V.A.T. (20%)
Production costs:

    * The raw, ancillary and consummables materials are calculated at their effective purchase price.
    * Services: it represents the aggregated general expenses of the company.
    * Third party assets: it represents the 9 months rent of the office facility at the former address Agrate Brianza (Milan)
    * Personnel: it represents the cost of the employees of the company.


Raw, ancillary and consummable materials     -L. 4,131,071,474   (E. 2,133,520.36)   ($1,870,030.60)
Services                                     -L.   373,570,017   (E.   192,932.81)   ($  169,105.61)
Use of third party assets                    -L.    69,351,338   (E.    35,816.98)   ($   31,393.58)
Personnel
     Wages and salaries                      -L.    12,445,208   (E.     6,427.41)   ($    5,633.63)
     Social contributions                    -L.     3,992,482   (E.     2,061.94)   ($    1,807.29)



Depreciation, amortization and write-downs

They have been calculated for the nine months ended as 9/12 of the total fiscal period. The percentage used is according to the Fiscal and Civil Italian Law.


Amortization of intangible assets  -L. 485,859,150   (E. 250,925.31)   ($ 219,936.03)
Depreciation of fixed assets       -L.  14,413,992   (E.   7,444.21)   ($   6,524.85)



Interest and other financial charges

They represents the interest charges paid to the banks. At the period ended September 30, 2000, the Company has not used any loan from any banking institution. The interest are referred to the payment of the interest of the value date of the funds.


FINANCIAL INCOME AND CHARGES

Interest and other financial charges      -L. 1,007,453   (E.   520.31)   ($   456.05)
Other financial income from third party    L.     2,525    E.     1.30     $    1.14

TOTAL FINANCIAL INCOME AND CHARGES        -L. 1,004,928   (E.   519.00)   ($   454.91)


Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


Income taxes for the Period

The Company doesn't present any tax for the period.

PROFIT

The Company presents a profit after taxes for the period ended
September 30, 2000 equal to

NET PROFIT (LOSS)
  FOR THE PERIOD     L. 2,491,895,687   E. 1,286,956.72   $ 1,128,017.56


4.	AUDITOR OPINION

To the Board of Directors of Oasis Technology S.r.l. dba AmEurotech
S.r.l.

We have audit the accompanying balance sheet for the period ended 30 September 2000 and the related statements of operations and shareholders' equity. These financial statements are the responsibility of the Company's management. Our mandate and responsibility is to express an opinion on these financial statements based on our audit taking in consideration that the first Fiscal Year of the Company will close on December 31, 2000 as per By Laws of the Company.

We have conducted our audit in accordance with auditing standards generally accepted in Italy. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An Audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly the financial position of Oasis Technology S.r.l. dba AmEurotech S.r.l. as of 30 September 2000, and the results of their operations and their cash flow for the period ended September 30, 2000, in conformity with the accounting policies generally accepted in Italy.


Verona - Italy
October 6, 2000
                                       Dott. Gianfranco Comai
                                       Certified Public Accountant
                                       Revisore Contabile
                                       As per D. Lgs January 27, 1992 #88


5.	Business

The Business of the Company is focused on the developing, design, manufacturing and sale multimedia kiosks for several application and to develop software tools (WAP) for the telecommunication industry.

Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


    *    WAP  - Wireless Application Protocol
         - Similar to the WWW technology, the WAP technology is a mixture between the TA (Telephony Application) and WWW. The server WAP is on the hand a Proxy server that provides a gateway to the Internet, by the other hand is a WTA (Wireless Telephony Application) a Gateway to mobile devices terminal as for example a GSM Mobile Phone Network. Due to the WTLS protocol layer (Wireless Transport Layer Security), the server permits to run secure real-time applications as e-business and e-banking as well as telephony application for new telephony services.

   *    AWP - Amusement with Prize

        -    3.0 RELEASE   FOR PC BASED  AWP MACHINES

Oasis Technology S.r.l. dba AmEurotech S.r.l. offers the market a complete product: software and cabinets. The 3.0 AWP Release of the software distributed under the logo OASIS, developed by Oasis
Technology S.r.l. dba AmEurotech is the most innovative and state of the art software for AWP. The novelty is represented both by hardware and software. The extremely flexible software has been developed on a Windows(R) NT 4.0 platform. Thanks to the software flexibility the operator can set his machines according to his players requirements and expectations. A database contains all the events occurred and gives the operator useful marketing information. Detailed accounting is available for each game and for the single machine both on video and printed. All the machines work on a PC platform where each hardware component is selected carefully in order to give the highest performance. The new technology is going to substitute, due to its flexibility and cost
effectiveness,   the old traditional boards dated  back 30 years ago
with high tech multi-games AWP machines .The highest level quality of the components used and the competitive price make this product the most successful and profitable in the market. Over two years of research and development has been necessary to give the market a high stable and reliable product. The Company has developed multi-game machines with a choice among up to 30 3D games with real theme music. Interaction with the player is through touch screen and buttons. Each machine is provided with features for any peripheral and device. On line system is available for data transmission and hardware monitoring. The Company has committed itself to manufacturing the most stable and reliable product on the market today. New games installation is made by CD. Oasis Technology S.r.l. dba AmEurotech S.r.l. provides its strong and attractive steel/timber made cabinets for the Global market with a typical Italian design.

        -    TATOO  -  STAR GAZER

The Model Tatoo - "Star Gazer" is a brand new skill-game provided on a top bar machine whose electronic board and game software have also been engineered and developed by the Company. Several wins combinations are available along with an extra bonus and a Mister JP. Interaction between the game and the player is given by the front serigraphy, the sounds and the flushing led. The small new machine features new flexibility in the AWP industry. Also this machine is equipped with a sophisticated protection system against manipulations.

    *   AMUSEMENT

Noa(R) games are provided on stable and attractive machines working with a PC on Windows 98(R), Windows 2000(R) and also Linux(R). The 3D engine property of the Company is used to give special movement

Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


effects to original amusement games . The Company provides a range of about 50 games among strategy, ability, memory, cards solitaires.
Each game has its original music themes. Interaction is given by Touch screen and a Joy Pad which allows the player to move around a 3D space.All new Noa(R) games are available on CD.

    *   GAMBLING

        -    MACHINES ON A PC BASIS

The Company is developing casino games using the 3D engine on Windows 98(R) and Windows 2000(R) and Linux(R) in order to give the market stability and reliability along with a excellent graphic interaction. This new product will be ready about Q1 2001. At today stage it has already been developed and tested at the Bocconi University of Milan (Italy) the algorithm to meet the requirements of the US gambling Jurisdiction and it is at the integration stage. The machine will be a multi-game machine and based on the experience made, the Company has already got good responses from the market which is seeking new products. The Company is also working on the data transmission protocol as per USA Gambling Jurisdiction requirements. The cabinet can be provided with 18,1" STF LCD or SVGA screens. Its machine has a voltage meter to check power supply constantly. The cabinet can be equipped with any kind of device according to the market requirements. Oasis Technology S.r..l. dba AmEurotech S.r.l. will provide the on line system for data transmission and hardware monitoring.

        -    CASINO ON-LINE

Oasis Technology dba AmEurotech is also working on a project, Casino on line where the novelty is represented by the new credit system for wins replacing in this way any check shipment and the flexibility of the games together with the interaction with the player. The wins payment system is protected with encryption systems. Graphic is really attractive thanks to the NOA(R) 3D engine used.

    *   MULTIMEDIA KIOSKS


Oasis Technology S.r.l. dba AmEurotech S.r.l. also manufactures net-kiosks for advertising and information and on-line application such as virtual shop. The Flexibility of the Company permits to have kiosks customized and a 3D graphic application which allows the user to create by himself, at low costs, an effective and graphically attractive presentation of his company. Net-kiosks can be used during exhibitions or events for promotion and marketing. Inside Stores, kiosks can provide better information service on products, offers, promotions, stock. Advertising on the spot through kiosks is for sure more successful. With on line systems and the adequate peripherals (credit card readers, printers ect.) kiosks can be used for e-commerce and internet surfing. A complete product made of hardware and software can be provided by Oasis Technology S.r.l. dba Ameurotech S.r.l. for special projects. Mc Laren Formula 1 Racing Team will use our products during the next race season.

    *   VENDING

The Company manufactures customized kiosks for vending. With the adequate peripherals and software the vending machines can be used for ticket, telephone cards, hot drinks distribution.

Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


The Company is now engenering a new hot drinks distributor which will be launched in the Italian and American market in 2001.


5.	Market

The Company started and was founded with the vision to become leader in the global market for its own products. The market provides several competitors within the different fields of application of Oasis Technology S.r.l. dba AmEurotech S.r.l. products. The capability of the Company consists in having created flexible products and technology which allows Oasis Technology S.r.l. dba AmEurotech S.r.l. to be leader in the Global Market. Globally the competitors are divided per application due to the fact that their technology doesn't, generally speaking, provide flexibility. The Oasis Technology S.r.l. dba AmEuroptech S.r.l. Kiosks, as per general definitions, can be used either as with multimedia application, amusement, amusement with prize, gambling, telephony and vending. The needs of the market in the several fields is growing and it is changing due to the new technology. The Global Market is moving to the wireless applications. The distribution of the mobile-cellular equipment is increasing and the forecast of such products shows a grow in the 3 digits in the next three years. Oasis Technology S.r.l. dba Ameurotech S.r.l. has already started to develop WAP (Wireless Application Protocol) product applications.

6.	Management Discussion

THIS INTERIM FINANCIAL STATEMENTS CONTAINS FORWARD-LOOKING STATEMENTS. THE STATEMENTS OTHER THAN OF HISTORICAL FACT ARE "FORWARD-LOOKING STATEMENTS" FOR PURPOSES OF THESE PROVISIONS, INCLUDING ANY PROJECTION OF EARNINGS, REVENUES OR OTHER FINANCIAL ITEMS; ANY STATEMENTS OF THE PLANS, STRATEGIES, AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATION; ANY STATEMENTS CONCERNED ANY PROPOSED PRODUCTS, SERVICES, OR DEVELOPMENTS; ANY STATEMENTS REGARDING FUTURE ECONOMIC CONDITIONS OR PERFORMANCE; STATEMENTS OF BELIEF; AND ANY STATEMENTS OF ASSUMPTIONS UNDERLYING ANY OF THE FOREGOING. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO INHERENT RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED OR ASSUMED IN THE COMPANY'S FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: RISKS OF PRESSURE FROM COMPETITORS, CHANGE IN ECONOMIC CONDITIONS, OBSOLESCENCE, FAILURE OF NEW STRATEGIES IDEAS OR CONCEPT TO BECOME POPULAR; AND OTHER FACTORS DESCRIBED FROM TIME TO TIME IN THE COMPANY'S REPORT.

The Financial Statements provided reflect the real situation of the Company as per September 30, 2000. All the Financial Statements including revenues and costs are reported as per policy reported by the auditor.

The Company believes that the products developed and the acquisition made will increase the revenues starting from the 4th Quarter of the current Fiscal Year. The sole owner, Internet Multimedia Corporation, of Oasis Technology S.r.l. dba AmEurotech S.r.l. has already started to market the products within the US market. The first shipments of the products to USA will be made during the 4th Quarter year 2000. The forecast of the revenues will also increase due to the Distributorship Contract signed on June 2000 with Megatronica s.a. for over 2000 machines. Also the Assets acquired from Bikappa S.r.l. will allow to increase the revenues. The cost of the services (general costs) will have during the next period less influence than the first nine months ended due to increase of the sales. The Management believe that the

Oasis Technology S.r.l. dba AmEurotech S.r.l.
Financial Statements 9 months period
Ended September 30, 2000


Company will not need any further working capital for the next quarter of the Fiscal Year 2000 due to the cash flow generated by the sales. The Inventory of the Company will allow to increase the sales without increasing for the same percentage the purchase of the raw materials. The Company is also planning to make new investments for the equipment and machinery plant. The cash flow generated by the sales will support such investments. The Company is also planning to employee further engineers for its R&D department and therefore to keep the investments in this department as main investment for the future of the Company.


October 6, 2000

					/s/ Giovanna Colombo
					(Chief Executive Officer
                                         Managing Director
                                         Oasis Technology S.r.l.
                                         dba AmEurotech S.r.l).

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERNET MULTI-MEDIA CORPORATION

Date   October 20, 2000
    ------------------------------

                                             By: /s/ Tom Knowles
                                                -----------------------------
                                                TOM KNOWLES, CEO AND DIRECTOR